UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 15, 1995


                         MAGMA COPPER COMPANY
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     (Exact name of  registrant  as  specified in its charter)



     Delaware                       1-10122                  86-0219794
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(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)             Identification No.)



 7400 North Oracle Road, Suite 200, Tucson, Arizona            85704
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     (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code   (520) 575-5600
                                                   ----------------------------


                           Not Applicable
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(Former name or former address, if changed since last report.)



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Item 5.  Other Events.

                  Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") have agreed to underwrite an offering of $200 million principal amount of the Company's 8.70% Senior Subordinated Notes due May 15, 2005 (the "Notes"). This transaction is being made pursuant to a shelf registration statement (File No. 33-53021) under which the Company may sell up to an aggregate of $300 million of its securities, of which $200 million is being sold as described above. The closing is expected to occur on May 25, 1995.

                  On May 16, 1995, the Company announced its offer to purchase any and all of its outstanding Common Stock Warrants, $8.50 Exercise Price (the "Warrants"), listed on the New York Stock Exchange, for $8.25 per Warrant in cash. The offer and purchase of Warrants tendered will be made in accordance with an Offer to Purchase and Letter of Transmittal dated May 16, 1995.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)           Exhibits.

    Exhibit
    Number        Description                                          Page

     1.0 Underwriting Agreement dated May 18, 1995 between the Registrant and Goldman, Sachs & Co.
                  and Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated

     1.1 Pricing Agreement dated May 18, 1995 between the Registrant, Goldman, Sachs & Co., and
                  Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated

    12.0          Statement re computation of ratios

    15.0          Letter re unaudited interim financial information

    23.0          Consent of Independent Public Accountants

    99.1          Indenture dated as of May 15, 1995
                  between the Registrant and State Street Bank and Trust Company

    99.2 Supplemental Indenture dated as of May 15, 1995 between the Registrant and State Street Bank and Trust Company

    99.3          Form of Note Certificate




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 1995

                                             MAGMA COPPER COMPANY,
                                             a Delaware corporation


                                             By:      s/s Douglas J. Purdom
                                                -------------------------------
                                             Its: Vice President and
                                                  Chief Financial Officer